Exhibit 99.1


                        Liberty Mint, Ltd.


                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Daniel R. Southwick, Chief Executive Officer and Chief Financial Officer of Liberty Mint Ltd. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S,C, Section 1350, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 14, 2003
                                    /s/ Daniel R. Southwick
                                   ____________________________________
                                   Daniel R. Southwick
                                   Chief Executive Officer
                                   Chief Financial Officer